Exhibit 32.1

DIVALL INSURED INCOME PROPERTIES 2

LIMITED PARTNERSHIP

Certification of Periodic Financial Report

Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned principal executive officer and principal financial officer of Divall Insured Income Properties 2 Limited Partnership (the “Company”) certify that the Annual Report on Form 10-K of the Company for the period ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2016	By:	/s/ Lynette L. DeRose
Chief Financial Officer of the Partnership
(principal financial officer of the registrant)

By:	/s/ Bruce A. Provo
President, and Chief Executive Officer of
The Provo Group, Inc., the General Partner
of the Partnership
(principal executive officer of the registrant)

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.